UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2006
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in response to Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2006, Trustmark National Bank, (the “Bank”), a subsidiary of Trustmark Corporation (the “Company”), issued and sold $50 million aggregate principal amount of its 5.673% Subordinated Notes due December 15, 2016 (the “Notes”). The Notes were issued pursuant to a Fiscal and Paying Agency Agreement, dated December 13, 2006, (the “FPAA”) between the Bank, as issuer of the Notes, and The Bank of New York Trust Company, N.A., as fiscal and paying agent. The Notes were issued pursuant to an exemption from registration provided by Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”) and pursuant to Section 16.6 of the securities offering regulations of the Office of the Comptroller of the Currency (the “OCC”). The Notes were only sold to institutional accredited investors (within the meaning of rule 501 of the Securities Act) and were only issued in minimum denominations of $250,000.

The Notes are unsecured and subordinate and junior in right of payment to the Bank’s obligations to its depositors, its obligations under bankers’ acceptances and letters of credit, its obligations to any Federal Reserve Bank or the FDIC and its obligations to its other creditors, and to any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC pursuant to the provisions of 12 U.S.C. Section 1823(c), (d) or (e), in each case whether now outstanding or hereafter incurred (except any obligations which expressly rank on a parity with or junior to the Notes).

The Notes will bear interest at the rate of 5.673% per annum from December 13, 2006 until the principal of the Notes has been paid in full. Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 2007, and on the Date of Maturity (each, an “Interest Payment Date”). Payments will include interest accrued to (but excluding) the relevant Interest Payment Date. Interest on the Notes will be calculated on the basis of a 360 day year of twelve 30 day months.

A copy of the FPAA, which includes the form Note as an exhibit thereto, is filed with this Current Report as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
4.1	Fiscal and Paying Agency Agreement, dated December 13, 2006, between Trustmark National Bank, as issuer, and The Bank of New York Trust Company, N.A., as fiscal and paying agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Chief Accounting Officer

DATE:	December 13, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
4.1	Fiscal and Paying Agency Agreement, dated December 13, 2006, between Trustmark National Bank, as issuer, and The Bank of New York Trust Company, N.A., as fiscal and paying agent